SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


             April 23, 2001
------------------------------------------------
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                     0-16772
                             Commission File Number



       Ohio                                                       31-0987416
----------------------------------------------                  --------------
(State or other jurisdiction of incorporation)                 (I.R.S. Employer
                                                         Identification Number)

               138 Putnam Street
                  P.O. Box 738,
                Marietta, Ohio                        45750
--------------------------------------------       ----------
(Address of principal executive office)            (Zip Code)


               Registrant's telephone number, including area code:
                                  (740) 373-3155


                                 Not applicable
 -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



                           Index to Exhibits on page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         On April 23, 2001, Peoples Bancorp Inc. announced its first quarter results for 2001. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits

EXHIBIT NUMBER                          DESCRIPTION
--------------------                    ----------------------------------
99                                      News Release issued April 23, 2001


Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  April 23, 2001                   PEOPLES BANCORP INC.
                                        --------------------
                                        Registrant



                               By: /s/  ROBERT E. EVANS
                                        -------------------------------------
                                        Robert E. Evans
                                        President and Chief Executive Officer



                             INDEX TO EXHIBITS

Exhibit Number               Description                             Page
---------------------        ------------------------------     --------------
99                           News Release issued 04/23/01           4 - 12